Reclamation Provision	12 Months Ended
Dec. 31, 2025
Reclamation Provision [Abstract]
RECLAMATION PROVISION
9.	RECLAMATION PROVISION

	December 31, 2025	September 30, 2024
Balance, start of the year	$492,426	$–
Acquisition of Reliant Ventures S.A.C.	–	468,180
Additions	31,019	–
Accretion	30,200	8,237
Settlement	(5,569)	–
Change in estimate	46,268	–
Foreign exchange adjustment	56,095	16,009
Balance, end of the year	$650,439	$492,426

The reclamation provision represents the estimated costs for restoration and rehabilitation for environmental disturbances estimated to be incurred in the year 2027. The total undiscounted estimated cash flows required to settle these obligations as at December 31, 2025, are $658,923 (September 30, 2024 – $573,958), which have been inflated at the rate of 1.95% per annum (September 30, 2024 – 1.98%) and discounted at the rate of 4.00% (September 30, 2024 – 5.25%).